Portfolio of Investments

September 30, 2020 (unaudited)

Baillie Gifford U.S. Equity Growth Fund

	Shares	Value
COMMON STOCKS — 98.3%
CANADA — 8.7%
Shopify, Inc., Class A *	6,698	$6,851,853
UNITED STATES — 89.6%
ABIOMED, Inc.*	4,845	1,342,356
Alnylam Pharmaceuticals, Inc.*	6,848	997,069
Alphabet, Inc., Class C *	1,406	2,066,258
Amazon.com, Inc.*	2,391	7,528,613
Appian Corp., Class A *	16,131	1,044,482
Carvana Co.*	7,493	1,671,389
Chegg, Inc.*	28,481	2,034,683
Chewy, Inc., Class A *	26,103	1,431,227
Cloudflare, Inc., Class A *	18,490	759,199
CoStar Group, Inc.*	1,673	1,419,557
Datadog, Inc., Class A *	8,128	830,356
Denali Therapeutics, Inc.*	19,495	698,506
Eventbrite, Inc., Class A *	13,039	141,473
First Republic Bank	14,444	1,575,263
Glaukos Corp.*	13,630	674,958
HEICO Corp., Class A	5,055	448,176
Illumina, Inc.*	5,248	1,622,052
Interactive Brokers Group, Inc., Class A	2,085	100,768
Lemonade, Inc.*	10,693	531,656
Lyft, Inc., Class A *	6,089	167,752
MarketAxess Holdings, Inc.	3,875	1,866,161
Mastercard, Inc., Class A	5,918	2,001,290
Moderna, Inc.*	12,034	851,405
Netflix, Inc.*	6,213	3,106,686
Novocure Ltd.*	12,942	1,440,574
NVIDIA Corp.	2,107	1,140,351
Penumbra, Inc.*	4,182	812,897
Redfin Corp.*	30,309	1,513,328
Roku, Inc.*	9,621	1,816,445
Slack Technologies, Inc., Class A *	27,565	740,396
Snowflake, Inc., Class A *	1,225	307,475
Stitch Fix, Inc., Class A *	18,705	507,467
Teladoc Health, Inc.*	5,102	1,118,562
Tesla, Inc.*	19,656	8,432,621
Trade Desk, Inc. (The), Class A *	6,469	3,355,988
Twilio, Inc., Class A *	6,966	1,721,229
Vroom, Inc.*	18,805	973,723
Watsco, Inc.	5,004	1,165,382
Wayfair, Inc., Class A *	17,352	5,049,605
Workday, Inc., Class A *	7,130	1,533,877
Yext, Inc.*	25,289	383,887
Zillow Group, Inc., Class A *	9,478	962,396
Zoom Video Communications, Inc., Class A *	6,652	3,127,172
		71,014,710
TOTAL INVESTMENTS — 98.3%
(cost $57,548,047)		$77,866,563
Other assets less liabilities — 1.7%		1,371,145
NET ASSETS — 100.0%		$79,237,708

*	Non-income producing security.

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund’s prospectus.

See previously submitted notes to the financial statements for the semi-annual period ended June 30, 2020.

Portfolio of Investments

September 30, 2020 (unaudited)

Baillie Gifford U.S. Equity Growth Fund

Fair Value Measurement

GAAP provides guidance on fair value measurements and defines fair value as the price that a Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Fund's Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. This includes when a fair value adjustment is applied which seeks to reflect changes in foreign securities’ market prices since the close of the market on which they are traded. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used as of September 30, 2020 in valuing the Fund’s investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks**	$77,866,563	$–	$–	$77,866,563
Total	$77,866,563	$–	$–	$77,866,563

**	Refer to Portfolio of Investments for further detail.

See previously submitted notes to the financial statements for the semi-annual period ended June 30, 2020.